POOL CHARACTERISTICS OF
THE TRUST STUDENT LOAN POOL AS OF MARCH 31, 2007
     The initial trust student loans were selected from the portfolio of student loans owned by SLM ECFC, VG Funding or one of their affiliates by employing several criteria, including requirements that each trust student loan as of the statistical cutoff date (and with respect to each additional trust student loan, as of its related subsequent cutoff date, to be specified at the time of its sale to the trust):
●	is a FFELP loan that is guaranteed as to at least (1) 100% with respect to trust student loans with an initial date of disbursement prior to October 1, 1993; (2) 98% with respect to trust student loans with an initial date of disbursement prior to July 1, 2006 or (3) 97% with respect to trust student loans with an initial date of disbursement on or after July 1, 2006, of its principal and interest by a guarantee agency under a guarantee agreement and the guarantee agency is, in turn, reinsured by the Department of Education in accordance with the FFELP;

●	contains terms in accordance with those required by the FFELP, the guarantee agreements and other applicable requirements;

●	is fully disbursed;

●	is not more than 210 days past due;

●	does not have a borrower who is noted in the related records of the servicer as being currently involved in a bankruptcy proceeding; and

●	has special allowance payments, if any, based on the three-month commercial paper rate or the 91-day Treasury bill rate.
     Unless otherwise specified, all information with respect to the trust student loans is presented herein as of March 31, 2007, which is the cutoff date. All references to the statistical cutoff date shall mean January 29, 2007.
     The following tables provide a description of specified characteristics of the trust student loans as of the cutoff date. The aggregate outstanding principal balance of the trust student loans in each of the following tables includes the principal balance due from borrowers, plus accrued interest to be capitalized of $85,005,913 as of the cutoff date.
     The distribution by weighted average interest rate applicable to the trust student loans on any date following the statistical cutoff date may vary significantly from the information shown in earlier tables as a result of variations in the effective rates of interest applicable to the initial trust student loans and in rates of principal reduction. Moreover, the information below about the weighted average remaining term to maturity of the trust student loans as of the cutoff date may vary significantly from the actual term to maturity of any of the trust student loans as a result of prepayments or the granting of grace, deferral and forbearance periods.

     The following tables also contain information concerning the total number of loans and the total number of borrowers in the portfolio of trust student loans.
     Percentages and dollar amounts in any table may not total 100% or the trust student loan balance, as applicable, due to rounding.
COMPOSITION OF THE TRUST STUDENT LOANS AS OF
THE CUTOFF DATE

Aggregate Outstanding Principal Balance	$3,883,931,992
Aggregate Outstanding Principal Balance—Treasury Bill	$380,664,445
Percentage of Aggregate Outstanding Principal Balance—Treasury Bill	9.80%
Aggregate Outstanding Principal Balance—Commercial Paper	$3,503,267,546
Percentage of Aggregate Outstanding Principal Balance—Commercial Paper	90.20%
Number of Borrowers	572,767
Average Outstanding Principal Balance Per Borrower	$6,781
Number of Loans	1,185,816
Average Outstanding Principal Balance Per Loan—Treasury Bill	$1,956
Average Outstanding Principal Balance Per Loan—Commercial Paper	$3,534
Weighted Average Remaining Term to Scheduled Maturity	125 months
Weighted Average Annual Borrower Interest Rate	6.91%
     We determined the weighted average remaining term to maturity shown in the table from the cutoff date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future. See Appendix A to the base prospectus.
     The weighted average annual borrower interest rate shown in the table is exclusive of special allowance payments. The weighted average spread, including special allowance payments, to the 91-day Treasury bill rate was 2.99% as of the cutoff date.
     The weighted average spread, including special allowance payments, to the three-month commercial paper rate was 1.95% as of the cutoff date. See “Federal Family Education Loan Program—Special Allowance Payments” in Appendix A to the base prospectus.
     For these purposes, the three-month commercial paper rate is the average of the bond equivalent rates of the three-month commercial paper (financial) rates in effect for each of the days in a calendar quarter as reported by the Federal Reserve in Publication H.15 (or its successor) for that calendar quarter. The 91-day Treasury bill rate is the weighted average per annum discount rate, expressed on a bond equivalent basis and applied on a daily basis, for direct obligations of the United States with a maturity of thirteen weeks, as reported by the U.S. Department of the Treasury.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY
BORROWER INTEREST RATES
AS OF THE CUTOFF DATE

		Aggregate	Percent of Pool
	Number of	Outstanding	by Outstanding
Interest Rate	Loans	Principal Balance	Principal Balance
5.51% to 6.00%	5	$3,972	*
6.01% to 6.50%	0	0	0.0%
6.51% to 7.00%	690,198	2,454,869,843	63.2
7.01% to 7.50%	297,787	823,810,068	21.2
7.51% to 8.00%	179,753	542,177,400	14.0
8.01% to 8.50%	17,114	60,286,619	1.6
Equal to or greater than 8.51%	959	2,784,090	0.1

Total	1,185,816	$3,883,931,992	100.0%

*	Represents a percentage greater than 0% but less than 0.05%.
     We determined the interest rates shown in the table above using the interest rates applicable to the trust student loans as of the cutoff date. Because most of the trust student loans bear interest at variable rates of interest that reset annually effective as of July 1 of each year, and because trust student loans with different interest rates are likely to be repaid at different rates, this information will not remain applicable to the trust student loans in the future. See Appendix A to the base prospectus.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY
OUTSTANDING PRINCIPAL BALANCE PER BORROWER
AS OF THE CUTOFF DATE

		Aggregate	Percent of Pool
Range of Outstanding	Number of	Outstanding	by Outstanding
Principal Balance	Borrowers	Principal Balance	Principal Balance
Less than $5,000.00	281,971	$723,641,180	18.6%
$5,000.00—$9,999.99	185,970	1,274,900,178	32.8
$10,000.00—$14,999.99	54,046	645,892,715	16.6
$15,000.00—$19,999.99	28,572	512,176,047	13.2
$20,000.00—$24,999.99	7,595	168,312,860	4.3
$25,000.00—$29,999.99	4,833	132,492,136	3.4
$30,000.00—$34,999.99	2,812	90,929,297	2.3
$35,000.00—$39,999.99	2,639	99,655,179	2.6
$40,000.00—$44,999.99	1,552	65,018,664	1.7
$45,000.00—$49,999.99	967	45,773,614	1.2
$50,000.00—$54,999.99	389	20,338,718	0.5
$55,000.00—$59,999.99	537	30,959,840	0.8
$60,000.00—$64,999.99	183	11,353,282	0.3
$65,000.00—$69,999.99	143	9,592,131	0.2
$70,000.00—$74,999.99	70	5,057,592	0.1
$75,000.00—$79,999.99	85	6,602,964	0.2
$80,000.00—$84,999.99	74	6,089,903	0.2
$85,000.00—$89,999.99	73	6,395,677	0.2
$90,000.00—$94,999.99	64	5,903,402	0.2
$95,000.00—$99,999.99	49	4,752,201	0.1
$100,000.00 and above	143	18,094,413	0.5

Total	572,767	$3,883,931,992	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS BY
SCHOOL TYPE AS OF
THE CUTOFF DATE

		Aggregate	Percent of Pool
	Number	Outstanding	by Outstanding
Loan Type	of Loans	Principal Balance	Principal Balance
4-year Institutions	883,877	$3,145,778,038	81.0%
2-year Institutions	223,597	540,405,367	13.9
Proprietary/Vocational	78,340	197,746,113	5.1
Unidentified	2	2,475	*

Total	1,185,816	$3,883,931,992	100.0%

*	Represents a percentage greater than 0% but less than 0.05%.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY
DELINQUENCY STATUS AS OF
THE CUTOFF DATE

		Aggregate	Percent of Pool
	Number	Outstanding	by Outstanding
Number of Days Delinquent	of Loans	Principal Balance	Principal Balance
0 to 30	1,072,683	$3,559,797,673	91.7%
31 to 60	31,938	95,690,336	2.5
61 to 90	29,121	86,483,526	2.2
91 to 120	16,563	46,806,958	1.2
121 to 150	12,402	33,377,086	0.9
151 to 180	8,049	22,074,129	0.6
181 to 210	6,130	16,110,327	0.4
Greater than 210	8,930	23,591,957	0.6

Total	1,185,816	$3,883,931,992	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS BY
REMAINING TERM TO SCHEDULED MATURITY
AS OF THE CUTOFF DATE

Number of Months		Aggregate	Percent of Pool by
Remaining to	Number of	Outstanding	Outstanding
Scheduled Maturity	Loans	Principal Balance	Principal Balance
0 to 12	25,194	$9,066,252	0.2%
13 to 24	40,053	30,981,771	0.8
25 to 36	40,930	46,420,348	1.2
37 to 48	34,679	49,154,463	1.3
49 to 60	32,886	56,654,392	1.5
61 to 72	25,508	53,617,576	1.4
73 to 84	21,337	47,877,548	1.2
85 to 96	21,847	53,618,113	1.4
97 to 108	36,609	190,165,451	4.9
109 to 120	235,784	854,808,570	22.0
121 to 132	306,002	1,149,610,078	29.6
133 to 144	183,278	713,940,799	18.4
145 to 156	99,920	348,500,125	9.0
157 to 168	48,632	157,923,614	4.1
169 to 180	19,866	70,912,245	1.8
181 to 192	9,777	38,897,263	1.0
193 to 204	2,211	7,869,532	0.2
205 to 216	576	1,852,758	*
217 to 228	378	1,093,706	*
229 to 240	331	809,433	*
241 to 252	3	5,542	*
253 to 264	0	0	0.0
265 to 276	0	0	0.0
277 to 288	2	6,823	*
289 to 300	13	145,590	*

Total	1,185,816	$3,883,931,992	100.0%

*	Represents a percentage greater than 0% but less than 0.05%.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY CURRENT BORROWER PAYMENT STATUS
AS OF THE CUTOFF DATE

		Aggregate	Percent of Pool
	Number	Outstanding	by Outstanding
Current Borrower Payment Status	of Loans	Principal Balance	Principal Balance
In-School	455,984	$1,711,302,526	44.1%
Grace	166,907	545,518,239	14.0
Deferment	81,025	260,456,717	6.7
Forbearance	52,697	186,007,816	4.8
Repayment
First year in repayment	271,229	858,941,065	22.1
Second year in repayment	29,318	152,885,501	3.9
Third year in repayment	6,907	19,780,960	0.5
More than 3 years in repayment	121,749	149,039,167	3.8

Total	1,185,816	$3,883,931,992	100.0%

     Current borrower payment status refers to the status of the borrower of each trust student loan as of the cutoff date. The borrower:
●	may still be attending school—in-school;

●	may be in a grace period after completing school and prior to repayment commencing—grace;

●	may have temporarily ceased repaying the loan through a deferment or a forbearance period; or

●	may be currently required to repay the loan—repayment.

See Appendix A to the base prospectus.
     The weighted average number of months in repayment for all trust student loans currently in repayment is approximately 14.7, calculated as the term to maturity at the commencement of repayment less the number of months remaining to scheduled maturity as of the cutoff date.

SCHEDULED WEIGHTED AVERAGE REMAINING MONTHS IN
STATUS OF THE TRUST STUDENT LOANS BY
CURRENT BORROWER PAYMENT STATUS AS OF THE
CUTOFF DATE

	Scheduled Remaining Months in Status
Current Borrower Payment Status	In-School	Grace	Deferment	Forbearance	Repayment
In-School	17.1	6.0	—	—	120.0
Grace	—	2.6	—	—	118.7
Deferment	—	—	16.4	—	109.4
Forbearance	—	—	—	4.5	110.5
Repayment	—	—	—	—	100.3
     We have determined the scheduled weighted average remaining months in status shown in the previous table without giving effect to any deferment or forbearance periods that may be granted in the future. See Appendix A to the base prospectus.

GEOGRAPHIC DISTRIBUTION OF THE TRUST STUDENT
LOANS AS OF THE CUTOFF DATE

		Aggregate	Percent of Pool
	Number	Outstanding	by Outstanding
State	of Loans	Principal Balance	Principal Balance
Alabama	14,071	$50,870,664	1.3%
Alaska	803	2,601,207	0.1
Arizona	21,312	69,071,867	1.8
Arkansas	5,745	19,175,294	0.5
California	97,101	359,825,675	9.3
Colorado	20,107	63,038,793	1.6
Connecticut	21,040	70,758,302	1.8
Delaware	1,747	5,900,194	0.2
District of Columbia	2,957	11,139,971	0.3
Florida	110,707	387,388,651	10.0
Georgia	35,012	128,881,311	3.3
Hawaii	4,012	14,610,585	0.4
Idaho	2,666	7,915,581	0.2
Illinois	66,531	218,338,070	5.6
Indiana	51,219	166,408,885	4.3
Iowa	2,691	7,363,010	0.2
Kansas	38,632	113,579,800	2.9
Kentucky	10,080	29,131,049	0.8
Louisiana	32,329	108,182,323	2.8
Maine	3,940	11,750,624	0.3
Maryland	17,604	60,911,736	1.6
Massachusetts	21,799	64,496,007	1.7
Michigan	45,519	127,535,778	3.3
Minnesota	8,816	26,341,472	0.7
Mississippi	14,840	48,476,203	1.2
Missouri	22,133	68,827,614	1.8
Montana	1,197	4,004,946	0.1
Nebraska	2,182	7,074,968	0.2
Nevada	6,590	23,206,005	0.6
New Hampshire	3,807	12,710,970	0.3
New Jersey	45,537	161,213,477	4.2
New Mexico	2,839	9,529,874	0.2
New York	93,268	293,620,469	7.6
North Carolina	20,756	67,759,502	1.7
North Dakota	503	1,731,532	*
Ohio	61,390	186,717,285	4.8
Oklahoma	16,019	45,115,386	1.2
Oregon	11,164	34,688,060	0.9
Pennsylvania	36,984	113,419,335	2.9
Rhode Island	3,684	10,562,988	0.3
South Carolina	11,379	39,401,865	1.0
South Dakota	963	3,256,760	0.1
Tennessee	25,260	79,322,960	2.0
Texas	95,574	303,495,404	7.8
Utah	3,266	10,654,316	0.3
Vermont	1,132	3,772,068	0.1
Virginia	31,210	104,403,366	2.7
Washington	17,134	55,176,311	1.4
West Virginia	6,330	17,813,201	0.5
Wisconsin	6,360	21,230,391	0.5
Wyoming	949	2,662,649	0.1
Other	6,926	28,867,237	0.7

Total	1,185,816	$3,883,931,992	100.0%

*	Represents a percentage greater than 0% but less than 0.05%.

     We have based the geographic distribution shown in the table on the billing addresses of the borrowers of the trust student loans shown on the servicer’s records as of the cutoff date.
     Each of the trust student loans provides or will provide for the amortization of its outstanding principal balance over a series of regular payments. Except as described below, each regular payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the trust student loan. The amount received is applied first to interest accrued to the date of payment and the balance of the payment, if any, is applied to reduce the unpaid principal balance. Accordingly, if a borrower pays a regular installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater. Conversely, if a borrower pays a monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less. In addition, if a borrower pays a monthly installment after its scheduled due date, the borrower may owe a fee on that late payment. If a late fee is applied, that payment will be applied first to the applicable late fee, second to interest and third to principal. As a result, the portion of the payment applied to reduce the unpaid principal balance may be less than it would have been had the payment been made as scheduled.
     In either case, subject to any applicable deferment periods or forbearance periods, and except as provided below, the borrower pays a regular installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance of that trust student loan.
     Each of the sellers makes available, through the servicer, to borrowers of student loans it holds, payment terms that may result in the lengthening of the remaining term of the student loans. For example, not all of the loans owned by the sellers provide for level payments throughout the repayment term of the loans. Some student loans provide for interest only payments to be made for a designated portion of the term of the loans, with amortization of the principal of the loans occurring only when payments increase in the latter stage of the term of the loans. Other loans provide for a graduated phase in of the amortization of principal with a greater portion of principal amortization being required in the latter stages than would be the case if amortization were on a level payment basis. Each of the sellers also offers, through the servicer, an income-sensitive repayment plan, under which repayments are based on the borrower’s income. Under that plan, ultimate repayment may be delayed up to five years. Borrowers under trust student loans will continue to be eligible for the graduated payment and income-sensitive repayment plans. See “Sallie Mae’s Student Loan Financing Business” in the base prospectus.

     The following tables provide certain information about trust student loans subject to the repayment terms described in the preceding paragraphs.
DISTRIBUTION OF THE TRUST STUDENT LOANS BY
LOAN TYPE AS OF THE CUTOFF DATE

		Aggregate	Percent of Pool
	Number of	Outstanding	by Outstanding
Loan Type	Loans	Principal Balance	Principal Balance
Subsidized Stafford Loans	669,091	$1,838,647,785	47.3%
Unsubsidized Stafford Loans	466,509	1,695,522,514	43.7
SLS Loans	2,704	9,872,947	0.3
PLUS Loans	47,512	339,888,746	8.8

Total	1,185,816	$3,883,931,992	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS BY
REPAYMENT TERMS AS OF
THE CUTOFF DATE

		Aggregate	Percent of Pool
	Number of	Outstanding	by Outstanding
Loan Repayment Terms	Loans	Principal Balance	Principal Balance
Level Repayment(1)	1,151,617	$3,775,117,070	97.2%
Other Repayment Options(2)	34,199	108,814,922	2.8

Total	1,185,816	$3,883,931,992	100.0%

(1)	Also includes in-school and grace loans.

(2)	Includes, among others, graduated repayment, income-sensitive and interest-only period loans.
     With respect to interest-only loans, as of the cut-off date, there are 4,710 loans with an aggregate outstanding principal balance of $18,791,244 currently in an interest-only period. These interest-only loans represent 0.5% of the aggregate outstanding principal balance of the trust student loans. Interest-only periods range up to 48 months in overall length.
     The servicer, at the request of the sellers or the depositor and on behalf of the trust, may in the future offer repayment terms similar to those described above to borrowers of loans in the trust who are not entitled to these repayment terms as of the cutoff date. If such repayment terms are offered to and accepted by borrowers, the weighted average life of the securities could be lengthened.

     The following table provides information about the trust student loans regarding date of disbursement.
DISTRIBUTION OF THE TRUST STUDENT LOANS BY
DATE OF DISBURSEMENT AS OF
THE CUTOFF DATE

		Aggregate	Percent of Pool
	Number of	Outstanding	by Outstanding
Disbursement Date	Loans	Principal Balance	Principal Balance
September 30, 1993 and earlier	21,221	$43,629,912	1.1%
October 1, 1993 through June 30, 2006	1,079,091	3,622,444,055	93.3
July 1, 2006 and later	85,504	217,858,025	5.6

Total	1,185,816	$3,883,931,992	100.0%

     Guarantee Agencies for the Trust Student Loans. The eligible lender trustee has entered into a separate guarantee agreement with each of the guarantee agencies listed below, under which each of the guarantors has agreed to serve as guarantor for specified trust student loans.
     The following table provides information with respect to the portion of the trust student loans guaranteed by each guarantor:
DISTRIBUTION OF THE TRUST STUDENT LOANS BY
GUARANTEE AGENCY AS OF THE CUTOFF DATE*

		Aggregate	Percent of Pool
	Number	Outstanding	by Outstanding
Name of Guarantee Agency	of Loans	Principal Balance	Principal Balance
American Student Assistance	32,155	$112,546,597	2.9%
Arizona Educational Loan Program	396	827,541	**
California Student Aid Commission	141,175	449,922,362	11.6
Colorado Student Loan Program	1,611	2,425,539	0.1
Connecticut Student Loan Foundation	13,292	44,269,389	1.1
Educational Credit Management Corp of Virginia	39,051	120,992,971	3.1
Finance Authority Of Maine	2,576	6,489,625	0.2
Florida Bureau of Student Financial Assistance	17,316	44,491,459	1.1
Georgia Higher Education Assistance Corporation	3,635	9,034,355	0.2
Great Lakes Higher Education Corporation	16,543	53,531,046	1.4
Illinois Student Assistance Commission	40,479	126,464,347	3.3
Iowa College Student Aid Commission	1,575	2,404,440	0.1
Kentucky Higher Education Assistance Authority	9,975	32,246,709	0.8
Louisiana Office of Student Financial Assistance	13,771	42,576,968	1.1
Maryland Higher Education Loan Corporation	380	738,109	**
Michigan Guaranty Agency	36,995	95,361,326	2.5
Mississippi Guaranteed Student Loan Agency	261	528,004	**
Missouri Student Loan Program	3,777	11,312,114	0.3
Montana Guaranteed Student Loan Program	55	124,950	**
Nebraska Student Loan Program	33,932	112,852,974	2.9
Nevada Department of Education	31	66,101	**
New Jersey Office of Student Assistance	38,209	123,170,924	3.2
New York State Higher Education Services Corporation	76,666	227,016,141	5.8
Northwest Education Loan Association	14,862	41,972,028	1.1
Oklahoma Guaranteed Student Loan Program	14,756	37,995,066	1.0
Pennsylvania Higher Education Assistance Agency	20,417	48,026,972	1.2
Rhode Island Higher Education Assistance Authority	2,334	6,317,576	0.2
South Dakota Education Assistance Corporation	1,203	3,650,972	0.1
State Student Assistance Commission of Indiana	7	8,772	**
Student Loan Guarantee Foundation of Arkansas, Inc.	2,480	7,702,865	0.2
Tennessee Student Assistance Corporation	16,991	50,010,429	1.3
Texas Guaranteed Student Loan Corporation	74,399	225,565,119	5.8
United Student Aid Funds, Inc.	514,484	1,843,227,051	47.5
Utah Higher Education Assistance Authority	27	61,153	**

Total	1,185,816	$3,883,931,992	100.0%

*	Additional trust student loans may be guaranteed by a guarantee agency not listed.

**	Represents a percentage greater than 0% but less than 0.05%.

SIGNIFICANT GUARANTOR
INFORMATION
     The information shown for the Significant Guarantors relates to all student loans, including but not limited to trust student loans, guaranteed by the Significant Guarantors.
     We obtained the following information from various sources, including from the Significant Guarantors and/or from the Department of Education. None of the depositor, SLM ECFC, VG Funding or the underwriters has audited or independently verified this information for accuracy or completeness.
UNITED STUDENT AID FUNDS, INC.
     United Student Aid Funds, Inc. (“USA Funds”) was organized as a private, nonprofit corporation under the General Corporation Law of the State of Delaware in 1960. In accordance with its Certificate of Incorporation, USA Funds: (i) maintains facilities for the provision of guarantee services with respect to approved education loans made to or for the benefit of eligible students who are enrolled at or plan to attend approved educational institutions; (ii) guarantees education loans made pursuant to certain loan programs under the Higher Education Act of 1965, as amended (“the Act”), as well as loans made under certain private loan programs; and (iii) serves as the designated guarantor for education-loan programs under the Act in Arizona, Hawaii and certain Pacific Islands, Indiana, Kansas, Maryland, Mississippi, Nevada, and Wyoming.
     USA Funds contracts with Sallie Mae, Inc., a wholly owned subsidiary of SLM Corporation. USA Funds also contracts with Student Assistance Corporation, a wholly owned subsidiary of SLM Corporation. SLM Corporation and its subsidiaries are not sponsored by nor are they agencies of the United States of America.
     Effective December 13, 2004, USA Funds became the sole member of the Northwest Education Loan Association, a guarantor serving the states of Washington, Idaho and the Northwest.
     For the purpose of providing loan guarantees under the Act, USA Funds has entered into various agreements (collectively, the “Federal Reinsurance Agreements”) with the U.S. Secretary of Education (the “Secretary”). Pursuant to the Federal Reinsurance Agreements, USA Funds serves as a “guaranty agency” as defined in Section 435(j) of the Act. The Act allows the Secretary, after giving the guaranty agency notice and the opportunity for a hearing, to terminate the Federal Reinsurance Agreements if the Secretary determines that the administrative or financial condition of the guaranty agency jeopardizes the agency’s continued ability to perform its responsibilities under its guaranty agreement, it is necessary to protect the federal financial interest, or to ensure the continued availability of loans to student or parent borrowers.

     Reinsurance is paid to USA Funds by the Secretary in accordance with a formula based on the annual default rate of loans guaranteed by USA Funds under the Act and the disbursement date of loans. The rate of reinsurance ranges from 100 percent to 75 percent of USA Funds’ losses on default-claim payments made to lenders. The Higher Education Amendments of 1998 (the “1998 Reauthorization Law”) reduced the reinsurance coverage for loans in default made on or after Oct. 1, 1998, to a range from 95 percent to 75 percent based upon the annual default claims rate of the guaranty agency. Reinsurance on non-default claims remains at 100 percent.
     The 1998 Reauthorization Law requires guaranty agencies to establish two separate funds, a federal reserve fund (property of the United States) and an agency operating fund (property of the guaranty agency). The federal reserve fund is to be used to pay lender claims and to pay a default-aversion fee to the agency operating fund. The agency operating fund is to be used by the guaranty agency to pay its operating expenses.
     The 1998 Reauthorization Law requires guaranty agencies to return to the Secretary $250 million in federal reserve funds from fiscal years 2002 to 2007. Each guaranty agency’s share is based on a formula prescribed in the 1998 Reauthorization Law. USA Funds is in compliance with the provisions of the reserve fund requirements of the Act. USA Funds remitted $17.8 million to the Secretary in September 2002 and $17.3 million by September 1, 2006. The remaining balance due of $17.3 million will be remitted in 2007.
     Effective for all Stafford and PLUS loans that USA Funds guarantees on or after April 1, 2005, USA Funds waived the guarantee fee of up to 1 percent of the principal amount of new loans that federal law permitted a guarantor to assess. During 2006, the U.S. Congress passed the Higher Education Reconciliation Act (HERA) which required all guarantors to collect and deposit into the federal reserve fund a federal default fee of 1% of the principal amount of all Stafford and PLUS loans guaranteed on or after July 1, 2006. USA Funds is paying the federal default fee to the federal reserve fund from the operating fund on behalf of the borrower for all PLUS loans made by a lender in which the lender is paying the federal default fee on behalf of that lender’s Stafford borrowers.
     As of September 30, 2006, USA Funds had total federal reserve fund assets of approximately $226 million and net assets of approximately $200 million. Through September 30, 2006, the outstanding, unpaid, aggregate amount of principal and interest on loans that had been directly guaranteed by USA Funds under the FFELP was approximately $77 billion. In addition, as of September 30, 2006, USA Funds had operating fund assets totaling approximately $793 million.

     The U.S. Department of Education’s published reserve ratios are based on cumulative net assets and liability for future default provisions divided by the original principal amount of the outstanding loans guaranteed. Following this formula, the reserve ratio for USA Funds for the last five fiscal years was as follows:

	Reserve Ratio as of Close of
	Federal Fiscal Year
Guarantor	2002	2003	2004	2005	2006
United Student Aid Funds, Inc.	0.73%	0.67%	0.56%	0.45%	0.26%
     USA Funds’ “guarantee volume” is the approximate aggregate principal amount of federally reinsured education loans (including subsidized and unsubsidized Stafford and PLUS loans but excluding consolidation loans) guaranteed by USA Funds. For the last five fiscal years, the “guarantee volume” was as follows:

	Loans Guaranteed
	Federal Fiscal Year
Guarantor	2002	2003	2004	2005	2006
United Student Aid Funds, Inc.	$8,162,000,000	$9,587,000,000	$9,907,000,000	$10,724,000,000	$12,586,000,000
     USA Funds’ “recovery rate,” which provides a measure of the effectiveness of the collection efforts against defaulted borrowers after the guarantee claim has been satisfied, is determined by dividing the amount recovered from borrowers by USA Funds during the fiscal year by the aggregate amount of default claims paid by USA Funds outstanding at the end of the prior fiscal year. For the last five fiscal years, the “recovery rate” was as follows:

	Recovery Rate
	Federal Fiscal Year
Guarantor	2002	2003	2004	2005	2006
United Student Aid Funds, Inc.	32.84%	30.14%	35.47%	35.05%	38.03%
     USA Funds’ “claims rate” represents the percentage of federal reinsurance claims paid by the Secretary during any fiscal year relative to USA Funds’ existing portfolio of loans in repayment at the end of the prior fiscal year. For the last five fiscal years, the “claims rate” was as follows:

	Claims Rate
	Federal Fiscal Year
Guarantor	2002	2003	2004	2005	2006
United Student Aid Funds, Inc.	1.97%	1.37%	1.13%	1.41%	1.21%
     USA Funds is headquartered in Fishers, Indiana. USA Funds will provide a copy of its most recent annual report upon receipt of a written request directed to its headquarters at P.O. Box 6028, Indianapolis, Indiana 46206-6028, Attention: Director, Corporate Communications.

CALIFORNIA STUDENT AID COMMISSION
     The California Student Aid Commission (“CSAC”) is the agency of the State of California responsible for that state’s participation in the FFELP pursuant to California Education Code Section 69760, et seq., and Section 428(c) of the Higher Education Act, referred to as the State Guaranteed Loan Program. CSAC’s role as a guaranty agency was created primarily to provide a source of credit to assist students in meeting post-secondary education costs while attending eligible institutions of their choice.
     In September 1996, CSAC was authorized under California law to establish an auxiliary organization in the form of a nonprofit public benefit corporation to provide operational and administrative services related to CSAC’s federal loan programs, including its student loan guaranty programs. The corporation is known as EdFund. EdFund is operated as a separate service corporation to CSAC, and, as such, operates CSAC’s federal student loan programs. CSAC continues to be the designated state guaranty agency and continues its oversight of all revenues, expenses, and assets related to its status.
     CSAC began guaranteeing student loans on April 1, 1979, and as of September 30, 2006, had cumulative principal guarantees outstanding of approximately $27 billion.
     As part of the FFELP, CSAC established the California Guaranteed Loan Reserve Fund as a reserve for the payment of guaranteed student loans. The State of California has no legal or moral obligation to provide additional funding to replenish the California Guaranteed Loan Reserve Fund should it become insolvent as a result of non-reinsured claims paid. Pursuant to the 1998 Reauthorization Amendments, the California Guaranteed Loan Reserve Fund was divided into the Federal Student Loan Reserve Fund, referred to as CSAC’s Federal Fund, and the Student Loan Operating Fund referred to as CSAC’s Operating Fund.
     As of September 30, 2006, CSAC’s Federal Fund and Operating Fund balances were as follows: CSAC’s Federal Fund had total assets of $103,639,674, total liabilities of $34,756,600 and total fund equity of $68,883,074; and CSAC’s Operating Fund had total assets of $110,002,406, total liabilities of $94,460,918 and total fund equity of $15,541,488. CSAC is and has been in compliance with the reserve fund requirements of the Higher Education Act. CSAC makes no representations regarding any materials not contained within this disclosure or calculations not required by state or federal law.
     The 1998 Reauthorization Amendments require guaranty agencies to return to the Department of Education $250 million in reserve funds from fiscal years 2002 to 2007, with each agency’s share being based on a formula prescribed in the 1998 Reauthorization Amendments. The Department of Education advised CSAC that its share of this recall is $24,871,909. The first installment payment of $8,456,449 was paid on August 26, 2002. The second installment of $8,207,730 was paid on August 31, 2006 and another installment is due in 2007. These payments are disclosed on CSAC’s financial statements, and have been recognized as liabilities.
     Guaranty Volume. CSAC guaranteed the following amounts for the last five (5) fiscal years ending September 30:

	Fiscal Year
	($ in millions)
	2002	2003	2004	2005	2006
FFELP Loan Volume	$3,523	$4,421	$5,712	$6,577	$6,878
     Reserve Ratio. Calculated pursuant to 34 C.F.R. 682.419, et seq., CSAC’s reserve ratio (determined by dividing its fund balance by the total amount of loans outstanding) for the last five (5) fiscal years ending September 30, was as follows:

	Fiscal Year
	2002	2003	2004	2005	2006
Reserve Ratio	0.44%	0.25%	0.25%	0.25%	0.25%
     Recovery Rate. Calculated pursuant to 34 C.F.R. 682.409, et seq., CSAC’s recovery rate for each of the last five (5) fiscal years ending September 30, was as follows:

	Fiscal Year
	2002	2003	2004	2005	2006
Recovery Rate	23.06%	27.23%	27.03%	31.12%	21.73%
     Claims Rate. Calculated pursuant to 34 C.F.R. 682.404, et seq., CSAC’s claims rate for each of the last five (5) fiscal years ending September 30, was as follows:

	Fiscal Year
	2002	2003	2004	2005	2006
Claims Rate	2.52%	2.07%	2.14%	2.81%	3.01%
     CSAC is located in Rancho Cordova, California. CSAC’s contact information is 10811 International Drive, Rancho Cordova, CA 95670. CSAC’s web address is www.csac.ca.gov. EdFund is located in Rancho Cordova, California. EdFund’s contact information is 3300 Zinfandel Drive, Rancho Cordova, CA 95670. EdFund’s web address is www.edfund.org.